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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: April 18, 2003



                                CORTLAND BANCORP
                    (Exact name as specified in its charter)


Ohio                                    000-13814             34-1451118
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(State or other jurisdiction           (Commission           (I.R.S. Employer
of incorporation)                      File Number           Identification No.)



                   194 West Main Street, Cortland, Ohio 44410
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          (Address of principal executive officer, including Zip Code)


       Registrant's telephone number, including area code: (330) 637-8040
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                                 Not Applicable
                -------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.        OTHER EVENTS.

        On April 18, 2003, Cortland Bancorp announced first quarter results. The press release is dated April 18, 2003, and attached hereto as Exhibit 99.1 and incorporated herein by reference. This information, filed under Item 5. Other Events and Regulation FD Disclosure, is also deemed to be provided under Item
12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216; 34-47583.


ITEM 9.        REGULATION FD DISCLOSURE

        On April 18, 2003, Cortland Bancorp announced first quarter results. The press release is dated April 18, 2003, and attached hereto as Exhibit 99.1 and incorporated herein by reference. This information, filed under Item 5. Other Events and Regulation FD Disclosure, is also deemed to be provided under Item
12. Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216; 34-47583.

        Exhibit 99.1 - Press Release dated April 18, 2003.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CORTLAND BANCORP



                                 By:   /s/ Rodger W. Platt
                                       ----------------------------------------
                                       Rodger W. Platt, Chairman and President


Date:   April 18, 2003